MORRISON MANAGEMENT SPECIALISTS, INC.

    EXHIBIT 23            Consent of Independent Auditors


    We consent to the incorporation by reference in this Annual Report (Form 10-K) of Morrison Management Specialists, Inc. (formerly Morrison Health Care, Inc.) and Subsidiaries of our report dated June 23, 1999, included in the 1999 Annual Report to Stockholders of Morrison Management Specialists, Inc. and Subsidiaries.

    Our audits also included the financial statement schedule of Morrison Management Specialists, Inc. and Subsidiaries listed in Item 14(a). This schedule is the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

    We also consent to the incorporation by reference in the Registration Statements of Morrison Management Specialists, Inc. and Subsidiaries listed below of our report dated June 23, 1999, with respect to the consolidated financial statements incorporated herein by reference, and our report included in the preceding paragraph with respect to the financial statement schedule included in this Annual Report (Form 10-K) of Morrison Management Specialists, Inc. and Subsidiaries for the year ended May 31, 1999.



      -Registration  Statement No. 333-2098 on Form S-8 dated March 8, 1996 and related Prospectus
      -Registration  Statement No. 333-2100 on Form S-8 dated March 8, 1996 and related Prospectus
      -Registration  Statement No. 333-2102 on Form S-8 dated March 8, 1996 and related Prospectus
      -Registration  Statement No. 333-2104 on Form S-8 dated March 8, 1996 and related Prospectus
      -Registration  Statement No. 333-2106 on Form S-8 dated March 8, 1996 and related Prospectus
      -Registration  Statement No. 333-2108 on Form S-8 dated March 8, 1996 and related Prospectus
      -Registration  Statement No. 333-4504 on Form S-8 dated May 3, 1996 and related Prospectus
      -Registration  Statement No. 333-4508 on Form S-8 dated May 3, 1996 and related Prospectus
      -Registration  Statement No. 333-20197 on Form S-8 dated January 22, 1997 and related Prospectus
      -Registration Statement No. 333-40177 on Form S-8 dated November 13, 1997 and related Prospectus


    /s/ Ernst & Young LLP


    August 20, 1999
    Atlanta, Georgia